UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 25, 2007

                        CASH AMERICA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Texas                       1-9733                 75-2018239
(State of incorporation)       (Commission File No.)       (IRS Employer
                                                         Identification No.)


                              1600 West 7th Street
                             Fort Worth, Texas 76102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 25, 2007, Cash America International, Inc. (the "Company") announced its consolidated financial results for the third quarter ended September 30, 2007. A copy of the Company's earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

      On October 24, 2007, the Company's Board of Directors authorized the repurchase of up to 1.5 million shares, and cancelled an earlier outstanding share repurchase authorization. Reference is made to the press release dated October 25, 2007 filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits - The following exhibits are furnished pursuant to the disclosures included under Items 2.02 and 8.01 of this report on Form 8-K.

            99.1 Earnings news release dated October 25, 2007, issued by Cash America International, Inc.

            99.2 News release dated October 25, 2007, issued by Cash America International, Inc. announcing the authorization of the repurchase of up to 1,500,000 shares.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASH AMERICA INTERNATIONAL, INC.


Date: October 25, 2007              By:   /s/  J. Curtis Linscott
                                          --------------------------------------
                                    J. Curtis Linscott
                                    Executive Vice President, General Counsel &
                                    Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Earnings news release dated October 25, 2007, issued by Cash America International, Inc.

99.2 News release dated October 25, 2007, issued by Cash America International, Inc. announcing the authorization of the repurchase of up to 1,500,000 shares.